UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

KYMERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39460	81-2992166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kymera Therapeutics, Inc.

500 North Beacon Street, 4th Floor
Watertown, Massachusetts 02472
(Address of principal executive offices, including zip code)

(857) 285-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KYMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Follow-on Offering

On December 9, 2025, Kymera Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, Stifel, Nicolaus & Company, Incorporated, Guggenheim Securities, LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the underwriters listed in Schedule II thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 7,000,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (“Common Stock”), at a price to the public of $86.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, for a period of 30 days after the date of the Prospectus Supplement (as defined below), to purchase up to an additional 1,050,000 shares of Common Stock (the “Option Shares”) at the public offering price, less underwriting discounts and commissions, which the Underwriters exercised in full on December 10, 2025.

The Company estimates that the net proceeds from the Offering, after deducting underwriting discounts and commissions and estimated offering expenses, will be approximately $656.1 million. The Company intends to use the net proceeds from the Offering to continue to advance its pipeline of preclinical and clinical degrader programs that are designed to address large patient populations with significant need and clear commercial opportunity, and for working capital and other general corporate purposes. The Company expects the Offering to close on December 11, 2025, subject to the satisfaction of customary closing conditions.

The Company made certain customary representations, warranties and covenants concerning the Company, the registration statement and the Prospectus Supplement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made pursuant to a prospectus supplement, dated December 9, 2025 (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (“SEC”) on December 10, 2025 and an accompanying base prospectus that forms a part of the registration statement on Form S-3ASR (File No. 333-282912), filed with the SEC on October 31, 2024, which was effective upon filing with the SEC. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the Shares or the Option Shares.

The foregoing description of the Underwriting Agreement does not purport to be complete descriptions of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Underwriting Agreement that is filed as Exhibit 1.1 to this Current Report on Form 8-K, respectively, and is incorporated by reference herein. A copy of the opinion of Goodwin Procter LLP, relating to the validity of the Shares and the Option Shares in connection with the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On December 8, 2025 and December 9, 2025, the Company issued press releases announcing the launch and pricing of the Offering, which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Based on its current plans, the Company believes its existing cash, cash equivalents and marketable securities, together with the net proceeds from the Offering, will be sufficient to fund its operations into 2029. The Company has based this estimate on assumptions that may prove to be wrong, and could use its available capital resources sooner than its expects.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the amount of proceeds expected from the Offering, the timing and certainty of completion of the Offering and expected cash runway into 2029. The risks and uncertainties relating to the Company and the Offering include general market conditions, the Company’s ability to complete the Offering on favorable terms, or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2024 and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025 and the Prospectus Supplement. These documents contain important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 9, 2025, by and among Kymera Therapeutics, Inc. and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, Stifel, Nicolaus & Company, Incorporated, Guggenheim Securities, LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Launch Press Release dated December 8, 2025, furnished herewith.

99.2	Pricing Press Release dated December 9, 2025, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kymera Therapeutics, Inc.

Date: December 10, 2025	By:	/s/ Nello Mainolfi
Nello Mainolfi, Ph. D.
President and Chief Executive Officer